UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 21, 2005

New Horizons Worldwide, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-17840	22-2941704
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1900 S. State College Blvd., Suite 200, Anaheim, California		92806
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 940-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

EXPLANATORY NOTE:
On July 27, 2005, New Horizons Worldwide, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") disclosing its dismissal of Grant Thornton LLP ("Grant Thornton") as the Company’s independent registered public accounting firm for services relating to interim periods commencing on and after January 1, 2005. The Original Form 8-K stated that the Company expected Grant Thornton to complete its audit of the Company’s financial statements for the year ended December 31, 2004 and provide its attestation report on management’s assessment of its internal control over financial reporting. Grant Thornton had been engaged to audit the Company’s financial statements for the year ended December 31, 2004 and audit management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2004 (such tasks are referred to collectively hereinafter as, the "2004 Audit").

On September 27, 2005, Grant Thornton informed the Company that the client-auditor relationship between the Company and Grant Thornton was being terminated. As reported in the Original Form 8-K , Grant Thornton had advised the Company that they needed to expand significantly the scope of the 2004 Audit because of material weaknesses in internal control reported by management of the Company and identified by Grant Thornton.

Grant Thornton has informed the Company that, even after expanding the scope of the 2004 Audit, in their professional judgment, they were unable to complete the 2004 Audit and render an opinion on the Company’s financial statement for the year ended December 31, 2004.

During the period from July 27, 2005, the date of the Audit Committee’s determination to dismiss Grant Thornton, to September 27, 2005, (a) there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and (b) Grant Thornton did not advise the Company of any "reportable events" as the terms is defined under Item 301(a)(1)(v) of Regulation S-K, other than those communicated in the Original Form 8-K and as follows:

On September 27, 2005, Grant Thornton informed the Company that, even after expanding the scope of the 2004 Audit, in their professional judgment, they were unable to complete the 2004 Audit and render an opinion on the Company’s financial statements for the year ended December 31, 2004 because they were unable to obtain sufficient and competent evidential matter to complete the 2004 Audit in accordance with professional standards.

The Company provided a copy of this Current Report on Form 8-K to Grant Thornton and requested that Grant Thornton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Current Report on Form 8-K. A copy of Grant Thornton’s letter furnished in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

As previously reported by the Company in a Current Report on Form 8-K, dated September 14, 2005, the Company engaged Squar, Milner, Reehl and Williamson LLP ("Squar Milner") as its new independent registered public accounting firm to review the Company’s financial statements for the interim periods commencing on and after January 1, 2005 and to conduct the audit for the year ending December 31, 2005. On September 30, 2005, the Company has had discussions with Squar Milner and has agreed to engage Squar Milner to conduct the 2004 Audit.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Horizons Worldwide, Inc.

October 3, 2005	By:	/s/Jeffrey S. Cartwright

Name: Jeffrey S. Cartwright
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP, dated October 3, 2005